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                                                                Exhibit 10.16(e)

                           PLAYBOY ENTERPRISES, INC.


                                                                January 23, 1996

Mr. John Chan Chun Tung
Chaifa Holdings Ltd.
Unit 1, 17th floor, Westlands Centre
20 Westlands Road, Quarry Bay
Hong Kong

Dear Mr. Chan:

     This letter, when the enclosed copy has been signed, dated and returned by you, will evidence our mutual agreement to further amend the Product License Agreements between Playboy Enterprises, Inc. ("Licensor") and Chaifa Holdings Ltd. ("Licensee") dated as of September 26, 1989 (the "Hong Kong Agreement") and March 4, 1991 (the "PRC Agreement") (collectively referred to as the "Agreements"). Our agreement is as follows:

1. Effective July 1, 1995, the advertising and promotion pool contribution as described in Paragraph 2.p.(i) of the PRC Agreement and 2.q.(i) of the Hong Kong Agreement will be changed to one-half percent (1/2%) in the Agreements. This rate will remain in effect through December 31, 1999.

2. Except as modified above, all of the other terms and conditions of the Agreements, as amended, shall remain in full force and effect.

     If the above accurately sets forth your understanding of our agreement, please sign, date and return the enclosed copy of this letter.

ACCEPTED and AGREED to:                        Very truly yours,

CHAIFA HOLDINGS LTD.                           PLAYBOY ENTERPRISES, INC.



By: /s/ John Chan Chun Tung                    By: /s/ Lisa L. Weaver
   ---------------------------                    ----------------------------
Title:  CHAIRMAN                               Lisa L. Weaver
      ------------------------                 Vice President
Date:  29-1-96                                 International Product Licensing
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